SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2013 (June 26, 2013)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Inergy, L.P. (“Inergy”) filed with the Securities and Exchange Commission (the “Commission”) on July 2, 2013. Inergy is filing this Amendment No. 1 to include disclosure required by Item 304 of Regulation S-K relative to auditor cessation.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm.

As previously disclosed, on June 26, 2013, the Audit Committee of the Board of Directors of Inergy GP, LLC (“NRGY GP”), the general partner of Inergy, dismissed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of Crestwood Gas Services GP LLC (“CMLP GP”). Inergy is the sole member of CMLP GP. The dismissal was to be effective as of the date of the completion by Deloitte of the audit of CMLP GP. Deloitte completed the audit of CMLP GP as of July 23, 2013 and accordingly the dismissal is now effective. CMLP GP is the accounting predecessor to Inergy and its financial statements now constitute the primary financial statements of Inergy.

The audit report on the financial statements of CMLP GP for the fiscal years ended December 31, 2012 and December 31, 2011 issued by Deloitte did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during CMLP GP’s two most recent fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through July 23, 2013, (1) there were no disagreements between CMLP GP and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its report on CMLP GP’s financial statements for such periods, and (2) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

CMLP GP has provided Deloitte with a copy of the foregoing disclosure prior to its filing with the Commission and requested that Deloitte furnish CMLP GP a letter addressed to the Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter to the Commission, dated July 23, 2013, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm.

As previously disclosed, on June 26, 2103, the Audit Committee of the Board of Directors of NRGY GP approved the engagement of Ernst & Young LLP (“E&Y”) as the principal accountant to audit Inergy’s financial statements as of and for the fiscal year ending December 31, 2013.

During CMLP GP’s fiscal years ended December 31, 2012 and 2011 and the subsequent interim period ending July 23, 2013, CMLP GP did not consult E&Y in regards to CMLP GP’s financial statements, which were audited by Deloitte as its independent accountant, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed and (2) the type of audit opinion that was rendered on CMLP GP’s financial statements or might be rendered on CMLP GP’s financial statements. During such fiscal years and subsequent interim period ending July 23, 2013, CMLP GP did not consult with E&Y in regards to CMLP GP’s financial statements with respect to any matter that was the subject of a “disagreement” or a “reportable event” as those terms are described in Item 304(a)(1) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP to the Commission dated July 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its General Partner

Date: July 23, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell Sr. Vice President – Chief Financial Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP to the Commission dated July 23, 2013